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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 3, 2001


                                     1-6880
                            (Commission File Number)



                                  U.S. BANCORP
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                        41-0255900
    (State of incorporation)                            (I.R.S. Employer
                                                     Identification Number)

                                 U.S. Bank Place
           601 Second Avenue South, Minneapolis, Minnesota 55402-4302
              (Address of Registrant's principal executive office)

                                 (612) 973-1111
                         (Registrant's telephone number)


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ITEM 5.     OTHER EVENTS.

         U.S. Bancorp (the "Company") has entered into a Distribution Agreement with ABN AMRO Incorporated, Banc of America Securities LLC, Barclays Capital Inc., Bear, Stearns & Co. Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Smith Barney, Inc. and U.S. Bancorp Piper Jaffray Inc. for the public offering of up to $5,000,000,000 aggregate principal amount of its Medium-Term Notes, Series N (Senior) (the "Series N Notes") to be issued pursuant to the Indenture dated as of October 1, 1991 (the "Senior Note Indenture") between the Company and Citibank, N.A., as Senior Note Trustee, and the Officers' Certificate and Company Order dated August 3, 2001, pursuant to Sections 201, 301 and 303 of the Senior Notes Indenture and/or, its Medium-Term Notes, Series O (the "Series O Notes" and, together with the Series N Notes, the "Notes") to be issued pursuant to the Indenture dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993 (as so amended, the "Subordinated Note Indenture") between the Company and Citibank, NA., as Subordinated Note Trustee, and the Officers' Certificate and Company Order dated August 3, 2001, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture. The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3, File No. 333-65358.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            1.1 Distribution Agreement between the Company and ABN AMRO Incorporated, Banc of America Securities LLC, Barclays Capital Inc., Bear, Stearns & Co. Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Smith Barney, Inc. and U.S. Bancorp Piper Jaffray Inc., as Agents.

            4.1 Officers' Certificate and Company Order dated August 3, 2001, pursuant to Sections 201, 301 and 303 of the Senior Note Indenture (excluding exhibits thereto).

            4.2 Officers' Certificate and Company Order dated August 3, 2001, pursuant to Sections 201, 301 and 303 of the Subordinated
                   Note Indenture (excluding exhibits thereto).

            4.3    Specimen of Notes:

                   (a)    Series N Fixed Rate Note;
                   (b)    Series N Floating Rate Note;
                   (c)    Series N Original Issue Discount Zero Coupon Note;

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                   (d)    Series N Original Issue Discount Fixed Rate Note;
                   (e)    Series O Fixed Rate Note;
                   (f)    Series O Floating Rate Note;
                   (g)    Series O Original Issue Discount Zero Coupon Note; and
                   (h)    Series O Original Issue Discount Fixed Rate Note.

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:    August 3, 2001


                                    U.S. BANCORP


                                    By: /s/ Terrance R. Dolan
                                    --------------------------------------------
                                    Name:   Terrance R. Dolan
                                    Title:  Senior Vice President and Controller



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                                INDEX TO EXHIBITS

                  1.1 Distribution Agreement between the Company and ABN AMRO Incorporated, Banc of America Securities LLC, Barclays Capital Inc., Bear, Stearns & Co. Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Smith Barney, Inc. and U.S. Bancorp Piper Jaffray Inc., as Agents.

                  4.1     Officers' Certificate and Company Order dated
                          August 3, 2001, pursuant to Sections 201, 301 and 303 of the Senior Note Indenture (excluding exhibits thereto).

                  4.2     Officers' Certificate and Company Order dated
                          August 3, 2001, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture (excluding exhibits thereto).

                  4.3     Specimen of Notes:

                          (a)  Series N Fixed Rate Note;
                          (b)  Series N Floating Rate Note;
                          (c)  Series N Original Issue Discount Zero Coupon
                               Note;
                          (d)  Series N Original Issue Discount Fixed Rate
                               Note;
                          (e)  Series O Fixed Rate Note;
                          (f)  Series O Floating Rate Note;
                          (g) Series O Original Issue Discount Zero Coupon Note; and
                          (h)  Series O Original Issue Discount Fixed Rate Note.